188 P2 05/23

SUPPLEMENT DATED MAY 16, 2023

TO THE PROSPECTUS DATED JANUARY 1, 2023

OF

TEMPLETON CHINA WORLD FUND

The prospectus is amended as follows:

I. The following is added to the end of the “Fund Summary – Portfolio Managers” section of the prospectus:

Michael Lai will be retiring effective May 31, 2023. Effective May 31, 2023, Mr. Lai will no longer be a portfolio manager of the Fund.

Effective May 31, 2023, the portfolio management team will be as follows:

Nicholas Chui, CFA

Portfolio Manager of Asset Management and portfolio manager of the Fund since May 2023.

Eric Mok, CFA

Portfolio Manager of Asset Management and portfolio manager of the Fund since 2020.

II. Effective May 31, 2023, the following replaces the second paragraph under the “Fund Details – Management” section of the prospectus:

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

Nicholas Chui, CFA Portfolio Manager of Asset Management

Mr. Chui has been lead portfolio manager of the Fund since May 2023. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in April 2023. Prior to joining Franklin Templeton, he was a portfolio manager of BlackRock’s China equity strategy since 2020. Prior to joining BlackRock, he spent 10 years at abrdn, most recently serving as deputy head of the Hong Kong/China Equity team at abrdn, and lead manager of the abrdn China A Shares Equity strategy.

Eric Mok, CFA Portfolio Manager of Asset Management

Mr. Mok has been a portfolio manager of the Fund since 2020, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1998.

Please keep this supplement with your prospectus for future reference.

188 SA2 05/23

SUPPLEMENT DATED MAY 16, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2023

OF

TEMPLETON CHINA WORLD FUND

The Statement of Additional Information (SAI) is amended as follows:

I. Effective May 31, 2023, the following replaces the second paragraph in the “Portfolio Managers” sub-section under “Management and Other Services” section of the SAI:

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Nicholas Chui*	0	N/A	0	N/A	0	N/A
Eric Mok*	2	636.5	6	3,507.7	5	1,561.0

*Information with respect to Mr. Chui is provided as of March 31, 2023. Information with respect to Mr. Mok is provided as of August 31, 2022.

1. These figures represent registered investment companies other than the Fund included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

II. Effective May 31, 2023, the following replaces the table in the “Portfolio managers – Ownership of Fund shares” sub-section under the “Management and Other Services” section of the SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Nicholas Chui	None
Eric Mok	None

Please keep this supplement with your SAI for future reference.